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SENIOR SUBORDINATION AGREEMENT

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

PNC BANK, NATIONAL ASSOCIATION

ASSOCIATED MEZZANINE INVESTORS-PESI (I), L.P.

BRIDGE EAST CAPITAL, L.P.

Dated as of July 31, 2001

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SUBORDINATION AGREEMENT

          THIS AGREEMENT (this "Agreement") is entered into as of July 31, 2001, by and among PNC BANK, NATIONAL ASSOCIATION (the "Bank"), as agent (in such capacity, "Agent") for the financial institutions (collectively, "Lenders") that are now or that hereafter become a party to the Credit Agreement (as defined below); PERMA-FIX ENVIRONMENTAL SERVICES, INC. (the "Company"), ASSOCIATED MEZZANINE INVESTORS-PESI (I), L.P. ("AMI-P") and BRIDGE EAST CAPITAL, L.P. ("BEC" and, collectively with AMI-P, the "Creditors").

          WHEREAS, the Bank has established certain credit facilities with the Company (collectively, the "Senior Credit Facility"), as evidenced by that certain Revolving Credit, Term Loan and Security Agreement, dated as of December 22, 2000 (the "Credit Agreement"), by and among the Agent, the Lenders and Company, and various other documents, instruments and agreements all between the Bank and the Company (collectively, together with the Credit Agreement, the "Loan Documents"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          WHEREAS, the Creditors have extended or are extending to the Company certain loans as evidenced by a Note and Warrant Purchase Agreement, dated as of July 31, 2001, among the Creditors and the Company, and by the Notes (as defined therein) issuable thereunder (collectively, the "Creditor Documents").

          WHEREAS, it is a condition to the Creditors entering into the Creditor Documents that this Agreement shall have been entered into by the parties hereto.

          WHEREAS, the Bank and each Creditor hereby desire to set forth the respective rights and obligations each has as against the other with respect to the Company.

          NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. Definitions. As used herein the following terms have the following respective meanings:

          Obligations: means all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Company to the Bank or to any other direct or indirect subsidiary of PNC Bank Corp., up to an aggregate amount, inclusive of principal, interest, fees, costs and expenses, of $25,000,000, of any kind or nature, present or future (including any interest accruing thereon after maturity or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, arising under the Loan Documents, or pursuant to any hedging risk or money management risk, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or, subject to the dollar limitation contained herein, increases and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

          Collateral: means any collateral now or in the future securing the Obligations, including but not limited to claims against any guarantors of the Obligations and any collateral securing such guarantees.

          Material Event of Default: means any of the events described in the Credit Agreement, as in effect on the date hereof and deemed by the Bank to be material.

          Subordinated Debt: means any loans, advances, debts, liabilities, obligations, covenants and duties owing by the Company to any Creditor of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under the Creditor Documents, whether or not for the payment of money, whether direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising (including any such obligations purchased or

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otherwise acquired by a Creditor), whether consisting of principal, interest (including, without limitation, interest thereon that may accrue subsequent to the Company becoming subject to any state or federal insolvency or debtor-relief statute), expense payments, management and consulting fees, liquidation costs, attorneys' fees and costs or otherwise.

          2. Subordination. (a) Subject to Section 3 hereof, each Creditor hereby irrevocably subordinates the right to receive payment of all the Subordinated Debt to the prior payment of the Obligations.

          (b) Each Creditor shall: (i) make notations on its books beside all accounts or on such other statements evidencing or recording any Subordinated Debt to the effect that such Subordinated Debt is subject to the provisions of this Agreement, (ii) furnish the Bank, upon Bank's request from time to time, a statement of the account between it and the Company representing the Subordinated Debt and copies of each of the Creditor Documents, and (iii) give the Bank, upon its request, full and free access to its books pertaining only to such accounts with the right to make copies thereof. Each and every Creditor Document shall bear a legend as set forth in Section 13(c) hereof.

          3. Payments to Creditors. Notwithstanding any other provision of this Agreement, the Company shall be entitled to pay, and each Creditor shall be entitled to receive, so long as no Material Event of Default has occurred under the Loan Documents or would result from such payment, all scheduled payments of principal and interest (at the applicable rate set forth in the Creditor Documents as in effect on the date hereof) on the Subordinated Debt, and only when due; provided, that no such payment of principal under the Subordinated Debt shall be made using proceeds of the Senior Credit Facility, unless the Bank has given its prior written consent thereto, which consent shall not be unreasonably withheld, or unless, at the time of such payment, there shall be no commitment in place or Revolving Credit Facility Advances outstanding under (and as such term is defined in) the Credit Agreement, as in effect on the date hereof; and provided further, that proceeds of any capital infusion received directly or indirectly by the Company, whether in the form of equity or debt, may be used at any time, without the Bank's consent, to fund any payment, including prepayments, of principal on the

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Subordinated Debt. After the occurrence of a Material Event of Default under the Loan Documents and receipt by the Creditors of written notice thereof from the Bank to the Creditors, the Company shall not make, and the Creditors shall not receive, any direct or indirect payments of principal, interest, fees or expenses under the Subordinated Debt, until the earlier of the following events shall have occurred: a period of 180 consecutive days (a "Payment Blockage Period") shall have elapsed from the date of the Creditors' receipt of such notice (a "Payment Blockage Notice") or such Material Event of Default shall have been cured or waived in writing by the Bank, provided, however, that notwithstanding the foregoing, the Bank may provide the Creditors with a Payment Blockage Notice in which a Payment Blockage Period of less than 180 days is specified, so long as the aggregate duration of all Payment Blockage Periods that occur in any 360-day period does not exceed 180 days.

          4. Security. The Company shall not grant, and neither Creditor shall take, any lien on or security interest in any of the Company's property, now owned or hereafter acquired or created, which lien or security interest has priority over the Bank's lien or security interest in such property, without the prior written consent of the Bank.

          5. Standby Limitation. Notwithstanding any breach or default by the Company under the Creditor Documents, until the earliest to occur of the following events, neither Creditor will (a) take any action or initiate any proceeding against the Company, judicial or otherwise, to enforce its rights or remedies with respect to any Subordinated Debt, including, without limitation, any action to enforce remedies with respect to, or realize on, any of the Company's collateral to the extent that such collateral secures the Subordinated Debt or to obtain any judgment or prejudgment remedy against the Company or any of the Company's collateral to the extent that such collateral secures the Subordinated Debt, or (b) contest, protest or object to any action taken by Bank under the Loan Documents or otherwise: (i) the payment and satisfaction in full of all Obligations, (ii) the acceleration by the Bank of the maturity of the Obligations, (iii) the occurrence of a Material Event of Default under the Credit Agreement as in effect on the date hereof, or (iv) the expiration of a single Payment Blockage Period of 180 days' duration or, if

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applicable, the expiration of the last of a series of Payment Blockage Periods of 180 days' duration in the aggregate, but subject to the 360-day limitation contained in Section 3 hereof, provided, however, that unless the Bank otherwise agrees in writing, any amounts recovered by a Creditor in any such proceeding, whether from the Company, its property, or otherwise, shall be turned over by such Creditor to the Bank, for application by the Bank against the Obligations, until paid in full.

          6. Bankruptcy/Probate of Company. In the event a petition or action for relief shall be filed by or against the Company under any federal bankruptcy statute in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, receivership, general assignment for the benefit of creditors, moratorium, creditor composition, arrangement or other relief for debtors, the Bank's claim (secured or unsecured) against the assets or estate of the Company for repayment of the Obligations shall be indefeasibly paid in full before any payment is made to the Creditors on the Subordinated Debt, whether such payment is in cash, securities or any other form of property or rights, other than securities given in exchange for the Subordinated Debt, so long as such securities are subordinated at least to the same extent as provided for herein. If a Creditor fails to do so, the Bank may, in its discretion, file a proof of claim for or collect the claim of such Creditor first for the benefit of the Bank to the extent of the unpaid Obligations and then for the benefit of such Creditor (but without creating any duty or liability to such Creditor other than to remit to it distributions, if any, actually received in such proceedings after the Obligations have been paid and satisfied in full) directly from the receiver, trustee, custodian, liquidator or representative of the Company's estate in such proceeding. The Company and the Creditors shall furnish to the Bank copies of all documents reasonably requested by it to effectuate the foregoing.

          7. Receipt of Payments by Creditor. Should a Creditor directly or indirectly receive any payment or distribution not permitted by the provisions of this Agreement or any Collateral or proceeds thereof, prior to the full and indefeasible payment and satisfaction of the Obligations and the termination of the Credit

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Agreement, it will deliver the same to the Bank in the form received (except for the endorsement or assignment of such Creditor where necessary), for application to the Obligations in such order and manner as the Bank may elect. Until so delivered, such Creditor shall hold the same, in trust, for the Bank as property of the Bank, and shall not commingle such property of the Bank with any other property held by it. In the event such Creditor fails to make any such endorsement or assignment, the Bank, or any of its officers or employees on behalf of the Bank, is hereby irrevocably authorized in its own name or in the name of such Creditor to make such endorsement or assignment and is hereby irrevocably appointed as such Creditor's attorney-in-fact for those purposes.

          8. Bank's Rights. (a) Each Creditor hereby consents that at any time and from time to time, without further consent of or notice to such Creditor and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, the Bank may, in its sole discretion: (i) renew, compromise, extend, expand (but not to an extent greater than the dollar limit contained in the definition of Obligations), postpone, waive, accelerate, terminate, change the payment terms of, or otherwise modify the Obligations or amend, renew, replace or terminate the Loan Documents or any and all other agreements now or hereafter related to the Obligations; (ii) extend credit to the Company in whatever amount on a secured or unsecured basis or take other support for the Obligations and exchange, enforce, waive, sell, transfer, collect, adjust or release any such security or other support or any part thereof; (iii) apply any and all payments or proceeds of such security or other support and in any order or manner as the Bank, in its discretion, may determine; and (iv) release or substitute any party liable on the Obligations, any guarantor of the Obligations, or any other party providing support for the Obligations.

          (b) This Agreement will not be affected, impaired or released by any delay or failure of the Bank to exercise any of its rights and remedies against the Company or any guarantor or under any of the Obligations or against any Collateral, by any failure of the Bank to take steps to perfect or maintain its lien on, or to preserve any rights to, any Collateral by any irregularity, unenforceability or invalidity of any of the

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Obligations or any part thereof or any security or guarantee therefor, or by any other event or circumstance which otherwise might constitute a defense available to, or a discharge of, the Company or a subordinated creditor. Each Creditor hereby waives demand, presentment for performance, protest, notice of dishonor and of protest with respect to the Subordinated Debt and the Collateral, notice of acceptance of this Agreement, notice of the making of any of the Obligations and notice of default under any of the Obligations.

          (c) Nothing in this Agreement will obligate the Bank to grant credit to, or continue financing arrangements with, the Company.

          9. Continuing Agreement. This is a continuing agreement and will remain in full force and effect until all of the Obligations and all of the Creditors' obligations and undertakings to the Bank have been fully performed and indefeasibly satisfied and until all the Loan Documents have been terminated. This Agreement will continue to be effective or will be automatically reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned by the Bank upon insolvency, bankruptcy, or reorganization of the Company or otherwise, all as though such payment had not been made.

          10. No Challenge to Liens. Each Creditor agrees that they will not make any assertion, claim or argument in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to the Bank.

          11. Disposition or Release of Collateral. (a) If at any time or from time to time the Collateral, or any portion thereof, is in any manner sold or otherwise transferred in accordance with the terms of the Credit Agreement, as in effect on the date hereof, each Creditor consents to such disposition shall be automatically and irrevocably given if the Bank, in its sole discretion and for any reason, consents to such disposition, and such disposition occurs reasonably promptly after the Bank shall have given such consent, and in any event no Creditor shall be entitled to receive any proceeds (cash or non-cash) of such disposition unless and until the Obligations have been indefeasibly paid in full.

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          (b) If, at any time and for any reason, the Bank releases its lien on the Collateral, or any portion thereof, in connection with a sale or other disposition thereof made in accordance with the terms of the Credit Agreement, as in effect on the date hereof, each Creditor shall likewise release its lien on the property so released from the Bank's lien, if such Creditor has obtained such a lien.

          12. Order of Proceedings. Nothing in this Agreement is intended to compel the Bank or the Creditors at any time to declare the Company in default or compel the Bank to proceed against or refrain from proceeding against any Collateral in any order or manner. All rights and remedies of the Bank with respect to the Collateral, the Company, and any other obligors concerning the Obligations are cumulative and not alternative.

          13. Replacement Financing; Assignment of Subordinated Debt. (a) The provisions hereof shall inure to the benefit of any financial institution obtained by the Company or the Bank to provide replacement working capital or other financing for the Company in place of the Bank, regardless of whether any such replacement lender provides its own financing or succeeds to the Bank's financing by assignment. If requested by such replacement lender, the Creditors shall execute with such replacement lender a subordination agreement substantially similar to this Agreement.

          (b) Each Creditor also agrees that as a prior condition of any assignment of any of its interests under any of the Creditor Documents, it shall require the assignee to acknowledge this Agreement and agree, in writing, to be bound by the terms and conditions hereof.

          (c) Each and every Creditor Document that constitutes a promissory note shall bear the following legend, or a similar legend acceptable to Bank, in boldface type:

     This Note is subject to the terms of a Subordination Agreement in favor of PNC Bank, National Association. Notwithstanding any contrary statement contained in the within instrument, no payment on account of any obligation arising from or in connection with the within instrument

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or any related agreement (whether of principal, interest or otherwise) shall be made, paid, received or accepted except in accordance with the terms of said Subordination Agreement.

          14. Financing of Fiduciary. In the event that a bankruptcy, reorganization, other insolvency or court proceeding for the Company commences, the Bank shall have the option (in its sole and absolute discretion) to continue to provide financing (on terms acceptable to the Bank) of the trustee, other fiduciary, or of the Company as a debtor-in-possession, if the Bank deems such financing to be in its best interests. The subordination and lien priority provisions of this Agreement shall continue to apply to all advances made during the pendency of such court proceedings so that the Bank shall have a prior lien on all Collateral, created before or during such court proceeding, to secure all Obligations, whether created before or during such court proceeding. Each Creditor hereby waives any right it may have to object to financing by the Bank during the pendency of such court proceeding and such Creditor's consent to such financing shall not be required regardless of whether the court supervising such proceeding approves, grants or allows adequate protection to such Creditor.

          15. Investigation of Parties. Each Creditor has entered into the Creditor Documents with the Company, and the Bank has entered into the Loan Documents with the Company, and each Creditor and the Bank have entered into this Agreement, each upon its own independent investigation, and each makes no warranty or representation as to each other with respect to the financial condition of the Company, or its ability to repay its loans to the Creditors or the Bank in the future. Nothing in this Agreement shall be deemed to constitute this Agreement as a security or create a joint venture or partnership among the Creditors and the Bank for any purpose.

          16. Improper Action by Creditor. If a Creditor, the Company or both, contrary to this Agreement, make, attempt to or threaten to allow such Creditor to exercise its remedies against the Company under the Creditor Documents, or make any payment or take any action, in any case, contrary to this Agreement, the Bank may restrain or enjoin such Creditor and the Company from so doing, it being expressly understood and agreed by such Creditor

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and the Company that (i) the Bank's damages from their actions may at that time be difficult to ascertain and may be irreparable, and (ii) such Creditor and the Company waive any defense or claim that the Bank or the Company cannot demonstrate damages or can be made whole by the awarding of damages.

          17. Indemnification of Bank. Each Creditor agrees to indemnify and to hold the Bank, its officers, directors, agents and employees harmless for any and all losses, damages, liabilities, expenses and obligations, including attorneys' fees and expenses, as they arise, relating to actions of such Creditor taken contrary to this Agreement, to the extent such actions arise from such Creditor's gross negligence or willful misconduct.

          18. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery with a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to a party's address set forth below or to such other address as any party may give to the other in writing for such purpose:

          To the Bank:

          PNC Bank, National Association
          Two Tower Center Boulevard
          East Brunswick, New Jersey 08816
          Attention: Mr. Wing Louie

          Facsimile No.: (732) 220-4393

                         To the Creditors:

          Associated Mezzanine Investors-PESI (I), L.P.
          c/o Associated Mezzanine Investors, LLC
          436 Frogtown Road
          New Canaan, Connecticut 06840-4411
          Attention: John Katz and Susan C. Penny

          Facsimile: 203-966-2618

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          Copy to: Becker, Glynn, Melamed & Muffly LLP
                   299 Park Avenue
                   16th Floor
                   New York, N.Y. 10171
                   Attention: Bruce A. Rich, Esq.

                   Facsimile: 212-888-0255

          Bridge East Capital, L.P.
          c/o W.S. Walker & Co.
          Caledonian House
          Mary Street, Georgetown
          Grand Cayman, Cayman Islands, BWI

          Copy to: Bridge East Management, LLC
                   575 Fifth Avenue, 22nd floor
                   New York, New York 10017
                   Attention: John P. Oswald

                   Facsimile: 212-277-1001

                         Copy to: LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                   125 West 55th Street
                   New York, New York 10019
                   Attention: John R. Fallon, Jr., Esq.

                   Facsimile: 212-424-8500

          To the Company:

                         Perma-Fix Environmental Services, Inc.
          1940 N.W. 67th Place
          Gainesville, Florida 32653
          Attention: Dr. Louis Centofanti, President

          Facsimile No.: (404) 847-9977

          19. Preservation of Rights. No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies that the Bank may have under other agreements, at law or in equity. Nothing in this Agreement is intended to modify, alter, reduce or impair any rights which the Bank or the Creditors may have against the Company under the Loan Documents or the Creditor

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Documents, respectively, or under any other agreement between them, or either of them, and the Company.

          20. Illegality. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          21. Changes in Writing. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure therefrom by any party hereto will be effective unless made in a writing and signed by the party to be charged, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          22. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          23. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

          24. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Company, the Creditors and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that neither the Company nor the Creditors may assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part. No claims or rights are intended to be created hereunder for the

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benefit of the Company or any alleged third party beneficiary hereof.

          25. Interpretation. In this Agreement, unless the parties otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one party as Company or by more than one party as Creditor, the obligations of such persons or entities hereunder will be individual and not joint and several.

          26. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State of New York. This Agreement will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New York, excluding its conflict of laws rules. Each party hereto hereby irrevocably consents to the exclusive jurisdiction of any state or federal court located in the Borough of Manhattan, City and State of New York, provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Company or the Creditors individually, against any security or against any property of the Company within any other county, state or other foreign or domestic jurisdiction. The parties hereto agree that the venue provided above is the most convenient forum for each of the parties. Each of the Creditors and the Company waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

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          27. WAIVER OF JURY TRIAL. EACH OF THE CREDITORS, THE COMPANY AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE COMPANY, THE CREDITORS AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:

PERMA-FIX ENVIRONMENTAL
SERVICES, INC.

By:
        Name:
        Title:

CREDITORS:

ASSOCIATED MEZZANINE
INVESTORS-PESI, L.P.

By: Associated Mezzanine       Investors, LLC,

          its General Partner

By:
       Name:
       Title:

BRIDGE EAST CAPITAL, L.P.

By: Bridge East Partners, LDC
    its General Partner

By: Bridge East Holdings, LLC
          its General Partner

By:
        Name: John Oswald
        Title: Director

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LENDERS:

PNC BANK, NATIONAL ASSOCIATION,
As Agent

By:
        Name: Wing Louie
        Title: Vice President

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